J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

(Class R2 and Class R6 Shares)

(a series of JPMorgan Trust II)

Supplement dated August 1, 2016

to the Prospectus

dated July 1, 2016, as supplemented

Effective immediately, the “Annual Fund Operating Expenses” and “Example” tables in the JPMorgan Government Bond Fund’s Class R2 and Class R6 Shares prospectus are hereby replaced with the corresponding tables below.

The tables below replace the corresponding tables on page 28 of the prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R6
Management Fees	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.61	0.12 [1]
Shareholder Service Fees	0.25	NONE
Remainder of Other Expenses[1]	0.36	0.12
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	1.42	0.43
Fee Waivers and Expense Reimbursements[2]	(0.42)	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.00	0.35

1	“Other Expenses” are based on estimated amounts for the current fiscal year for Class R6 Shares.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00% and 0.35% of the average daily net assets of Class R2 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	102	408	736	1,666
CLASS R6 SHARES ($)	36	130	233	534

SUP-GBR2R6-816

Also immediately effective, “The Fund’s Past Performance” paragraph on page 30 of the prospectus is hereby deleted and replaced with the following.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years for the Class R2 Shares only. No performance is shown for the Class R6 Shares in the table since the Class R6 Shares have not yet commenced operations as of the date of this prospectus. The table compares the performance of the Class R2 Shares to the Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Select Class Shares prior to the inception of Class R2 Shares. All prior class performance has been adjusted to reflect the differences in expenses between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Changes to Additional Fee and Expense Information. In connection with the change to the expense limitation agreement, the following replaces the information in the table on page 182 with respect to the Shares of the Fund:

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Government Bond Fund	R2	1.00%	1.42%
	R6	0.35%	0.43%

The following replace the table for the Class R6 Shares on page 185 of the prospectus.

JPMorgan Government Bond Fund

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$36	5.00%	4.56%	4.65%
June 30, 2018	45	10.25	9.44	4.58
June 30, 2019	47	15.76	14.46	4.58
June 30, 2020	49	21.55	19.70	4.58
June 30, 2021	51	27.63	25.18	4.58
June 30, 2022	54	34.01	30.91	4.58
June 30, 2023	56	40.71	36.91	4.58
June 30, 2024	59	47.75	43.18	4.58
June 30, 2025	62	55.13	49.74	4.58
June 30, 2026	64	62.89	56.59	4.58

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE